November 19, 2013 Gabelli 19th Annual Aircraft Supplier Conference

* Forward Looking Statement FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration under the Budget Control Act of 2011, as modified by the enactment of the Taxpayer Relief Act of 2012); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs, including the resolution of the Wichita matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the successful negotiation of definitive documentation relating to the resale of the SH-2G(I) aircraft, equipment and spare parts; (x) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (xi) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xii) the accuracy of current cost estimates associated with environmental remediation activities, including activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; (xiii) the profitable integration of acquired businesses into the Company's operations; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the future availability of credit, the ability of the Company to maintain its current credit rating and the impact on the Company's funding costs and competitive position if it is unable to do so; (xix) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xx) the effects of currency exchange rates and foreign competition on future operations; (xxi) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxii) future repurchases and/or issuances of common stock; and (xxiii) other risks and uncertainties set forth in our Annual presentation on Form 10-K for the year ended December 31, 2012. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation. Contact: Eric Remington V.P., Investor Relations (860) 243-6334 Eric.Remington@kaman.com

* Non-GAAP Figures Certain measures presented in this presentation are “Non-GAAP” items. These figures are denoted with an asterisk (*). Reconciliations from GAAP measures to the Non-GAAP measures are presented in our earnings release dated February 25, 2013.

* Business Strengths Secular trends helping to drive significant long-term growth opportunities in Aerospace and Distribution Improved balance across the Aerospace segment between commercial and defense programs Increasing content of bearing products on new platforms Higher commercial build rates driving bearing and aerostructures sales Select reset and service life extension programs ramping up Distribution business gaining scale and capabilities via acquisitions and enhancing complementary product platforms Investing in new product development and applications, acquisitions and technology for long-term growth Strong balance sheet to drive growth and strategic initiatives Experienced management team

* Kaman Corporation Overview AEROSPACE AEROSPACE AEROSPACE DISTRIBUTION Specialty Bearings & Engineered Products Fuzing & Precision Products Aerosystems Self-lube airframe bearings Traditional airframe bearings Flexible drive systems Bomb safe and arm fuzing devices Missile safe and arm fuzing devices High precision measuring systems Memory products Engineering design and testing Tooling design and manufacture Complex aerostructure machining, manufacture and assembly Helicopter MRO and support Bearing and power transmission products Fluid power products Electrical, automation and energy products Systems and services across all product groups Aerospace OEMs Aerospace subcontractors Distributors/aircraft operators U.S. and allied militaries Weapon system OEMs Aerospace OEMs Aerospace subcontractors Helicopter operators Virtually every industry in North America Mostly commercial customer base is expected to provide growth from new program wins and increasing build rates Exclusivity and significant backlog are expected to provide a stable revenue base “One Kaman” approach and design and build capabilities provide customers with a global integrated solution Offers customers single-source responsibility and accountability for a comprehensive portfolio of complimentary product lines Product Business Dynamic Customer

* Aerospace 40% 23% 12% 37% Distribution Kaman Corporation – 2012 Sales Overview 64% 36% Distribution Aerospace $1.6B Revenues 12%

* 2012 Sales: $581 million Aerospace 36%

* Aerospace Business Drivers Global integrated solutions and legacy prime contractor capabilities provide attractive outsourcing alternatives to commercial and defense OEMs and Super Tier 1s looking to increase flexibility and lower costs High margin specialty bearing and aerostructure businesses positioned to benefit from higher production levels at Boeing and Airbus Defense platforms provide exposure to key vertical lift and reset programs

* New Global Aerospace Investments to Fuel Growth Lancashire, UK – new tooling facility 2. Höchstadt, Germany – new airframe bearing manufacturing facility 3. Goa, India – composites manufacturing joint venture 2 1 3

Leveraging Customer Relationships - Bell/Textron Case Study

Early 1980's	Developed a driveshaft for the U.S. Army's UH-1 helicopter	
Mid 1980's	Developed technology to replace driveshaft's across the Bell fleet of commercial and military aircraft	
2009	Awarded a five year $53M contract to build composite helo. blade skins and skin core assemblies for eight Bell models	
2011	Awarded a contract with a potential value of more than $200 million to manufacture and assemble cabins for the AH-1Z - the largest structure ever outsourced by Bell	
2013	Delivered significant structural components for the recently introduced Textron AirLand Scorpion prototype aircraft	

Continually providing quality value added solutions has led to an ever growing relationship, projected to exceed $40 million in sales annually, with a significant customer

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* Distribution 2012 Sales: $1.01 Billion 64%

* Increasing diversification of Distribution capabilities and services 64% 36% Bearings and Mechanical Power Transmission Fluid Power Electrical and Automation 2009 Sales = $.630 billion 2012 Sales = $1.012 billion

Distribution Major Product Platforms

Product Platform	Bearings & Mechanical Power Transmission (BPT)	Fluid Power	Electrical Automation & Control
% of 2012 Sales (approximate)	61%	14%	25%
Market Size	$12.5 Billion	$7.2 Billion	$15.0 Billion
Acquisitions since 2008	• Industrial Supply Corp. • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings • Ohio Gear	• Catching Fluidpower • INRUMEC • Northwest Hose • Western Fluid Comp.	• Zeller • Minarik • Automation Technology • Target Electronic Supply
Major Suppliers	BALDOR A MEMBER OF THE ABB GROUP TIMKEN Where You Turn REXNORD SKF Gates	Parker	Schneider Electric BANNER NANOMOTION A Johnson Electric Company TURCK works KOLLMORGEN YASKAWA A World of Automation Solutions

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* $1.0 Billion sales 5.1%* operating margin Presence in 72 of the top 100 industrial markets Three product platforms Narrow fluid power offering from numerous single-technology suppliers Nine ERP systems $1.5 Billion sales 7.0% operating margin Presence in ≈ 90 of the top 100 U.S. industrial markets Three major product platforms with increased market share in motion/automation and fluid power Broad fluid power offering from multi-technology supplier State of the art enterprise wide business system FUTURE/VISION NOW Distribution Strategic Transition

* Kaman Investment Merits A Leading Market Position in Both Business Segments Continued Focus on Profit Optimization, Cash Flow Generation and Strengthening Competitive Position Strong Liquidity and Conservative Financial Profile Disciplined and Focused Acquisition Strategy Experienced Management Team

* Q&A